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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                                March 31, 1995
                               ----------------
                                Date of Report
                      (Date of earliest event reported)


                              NEORX CORPORATION
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)

    Washington                     0-16614                      91-1261311
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
   of incorporation)                                        Identification No.)

                            410 West Harrison St.
                          Seattle, Washington 98119
                         ----------------------------
         (Address of principal executive offices, including zip code)

                                (206) 281-7001
                           -----------------------
             (Registrant's telephone number, including area code)


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Item 5. Other Events

     The Company has been named as an additional codefendant in an amended complaint filed in a pending purported class action suit against David Blech,
D. Blech & Co. and a number of other defendants, including eleven publicly traded biotechnology companies. The complaint seeks damages for alleged unlawful manipulation of the stock market prices of the named biotechnology companies. The Company believes that the claims against it have no factual or legal basis and are without merit. Although the complaint alleges that D. Blech & Co. was the principal market maker for NeoRx Corporation stock, to the Company's knowledge D. Blech & Co. was never a significant market maker for the Company's stock. The Compnay intends to defend this suit vigorously.





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                                  SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     NEORX CORPORATION

Dated: March 31, 1995
                                     By /s/ Robert M. Littauer
                                        -----------------------------------
                                        Robert M. Littauer,
                                        Senior Vice President, Chief
                                        Financial Officer and Treasurer






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